UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 26, 2024

FOCUS UNIVERSAL INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	000-55247	46-3355876
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2311 East Locust Court Ontario, California	91761
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (626) 272-3883

Registrant’s Fax Number, Including Area Code: (917) 791-8877

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value per share	FCUV	The Nasdaq Stock Market LLC (Nasdaq Global Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐.

EXPLANATORY NOTE

On April 26, 2024, Focus Universal, Inc., a Nevada corporation (the “Company”) issued a press release announcing a planned spinoff of its wholly owned subsidiary Lusher Inc. (“Lusher”) along with a presentation about Lusher’s core business, which were included as Exhibit 99.2 and Exhibit 99.1 respectively, to a Current Report on Form 8-K (the “Original Report”) furnished with the U.S. Securities and Exchange Commission (the “SEC”) on such date. This Current Report on Form 8-K/A (this “Report”) is being filed to update the information on Exhibits 99.1 and 99.2 of the Original Report.

Item 7.01	Regulation FD Disclosure

Attached as Exhibit 99.1 and incorporated by reference are presentation slides (the “Corporate Conference Presentation”) that executives of the Company presented in trade shows and intend to distribute to various potential future clients and partners.

The presentation contains forward-looking statements within the meaning of the federal securities laws. These forward-looking statements are necessarily based on certain assumptions and are subject to significant risks and uncertainties. These forward-looking statements are based on management’s expectations as of May 10, 2024. The Registrant does not undertake any responsibility for the adequacy, accuracy or completeness or to update any of these statements in the future. Actual future performance and results could differ from that contained in or suggested by the forward-looking statements.

The information contained in this Item 7.01, including the related information set forth in the Corporate Conference Presentation provided as an exhibit hereto and incorporated by reference herein, is being “furnished” and shall not be deemed “filed” for the purposes of Section18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise. The information in this Item 7.01 shall not be incorporated by reference into any registration statement or other document to the Securities Act of 1933, as amended, or into any filing or other document to the Exchange Act, except as otherwise expressly stated in any such filing.

In addition, the updated press release issued on May 10, 2024, announcing board approval of a spin-off of Lusher Inc., the Company’s subsidiary. A copy of that updated press release is attached hereto as Exhibit 99.2.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	OneTouch SEC Financial Reporting Corporate Presentation
99.2	Press Release dated May 10, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 10, 2024

FOCUS UNIVERSAL, INC.

By:	/s/ Desheng Wang
Name:	Desheng Wang
Title:	Chief Executive Officer

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